                                 SCHEDULE 14C

                                (RULE 14C-101)

                INFORMATION REQUIRED IN INFORMATION STATEMENT
                           SCHEDULE 14C INFORMATION

               Information Statement Pursuant to Section 14(C)
                    of the Securities Exchange Act of 1934
                               (Amendment No.   )


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                             The Vantagepoint Funds
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

                             THE VANTAGEPOINT FUNDS

                            VANTAGEPOINT GROWTH FUND

                          777 NORTH CAPITOL STREET, NE
                                   SUITE 600
                             WASHINGTON, D.C. 20002
                             ---------------------
                             INFORMATION STATEMENT
                             ---------------------
     This Information Statement is being furnished by the Board of Directors ("Board") of The Vantagepoint Funds (the "VP Funds") to inform shareholders of the Vantagepoint Growth Fund (the "Fund") about recent changes related to the Fund's subadvisory arrangements. These changes were approved by the Board of the VP Funds on the recommendation of the Fund's investment adviser, Vantagepoint Investment Advisers, LLC ("VIA"), without shareholder approval as is permitted by a May 8, 2000 order of the Securities and Exchange Commission ("SEC"). WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

     This Information Statement is being mailed on or about August 19, 2005 to shareholders of record of the Fund as of July 29, 2005.

                                  INTRODUCTION

     VIA is the investment adviser for each of the VP Funds. VIA employs a "manager of managers" arrangement in managing the assets of the VP Funds. This permits VIA, subject to approval by the Board, to hire, terminate or replace unaffiliated subadvisers, and to modify material terms and conditions of a subadvisory agreement, without shareholder approval. VIA recommended and the Board has approved the termination of Brown Capital Management, Inc. ("Brown") and the appointment of Goldman Sachs Asset Management, L.P. ("GSAM"), Legg Mason Capital Management, Inc. ("Legg Mason") and Westfield Capital Management Company, LLC ("Westfield") as subadvisers of the Fund. This Information Statement informs you of this change in subadvisers.

     Section 15(a) of the Investment Company Act of 1940 (the "1940 Act") generally requires that the shareholders of a mutual fund approve an agreement pursuant to which a person serves as investment adviser or subadviser of the fund. In order to use the "manager or managers" authority discussed above, the VP Funds and VIA requested, and received on May 8, 2000, an exemptive order from the SEC (the "SEC Order"). With respect to the VP Funds' subadvisory arrangements, the SEC Order exempts VIA and the VP Funds from the shareholder approval requirements of Section 15(a) of the 1940 Act and allows the VP Funds' Board, subject to certain conditions, to appoint new, unaffiliated subadvisers and approve new subadvisory agreements on behalf of the VP Funds without shareholder approval.

     Consistent with the SEC Order, the Board, including a majority of the Directors who are not "interested persons" of the VP Funds or of VIA as that term is defined under the 1940 Act ("Independent Directors"), appointed GSAM, Legg Mason and Westfield as subadvisers of the Fund and approved investment subadvisory agreements among the VP Funds, VIA and each of GSAM, Legg Mason and Westfield, dated May 23, 2005, relating to the Fund (each a "Subadvisory Agreement"). As discussed later in this Information Statement, the Board carefully considered the matter and concluded that the appointment of GSAM, Legg Mason and Westfield under the terms of each Subadvisory Agreement was in the best interests of the Fund and its shareholders.

     As a condition to relying on the SEC Order, VIA and the VP Funds are required to furnish Fund shareholders with notification of the appointment of a new unaffiliated subadviser within ninety days from the date that the subadviser is hired. This Information Statement provides that notice and gives details of the new arrangements.

                   APPOINTMENT OF NEW SUBADVISERS OF THE FUND

     Effective May 23, 2005, GSAM, Legg Mason and Westfield were each appointed as a new subadviser of the Fund. The Fund's subadvisory agreements with one of its previous subadvisers, Brown, was terminated on May 23, 2005. Management recommended, and the Board approved, the termination of the subadvisory agreement with Brown at a meeting held on May 20, 2005 ("May Meeting"). The recommendation and approval were made in connection with the proposal to add GSAM, Legg Mason and Westfield as investment subadvisers of the Fund. Peregrine Capital Management, Inc. ("Peregrine"), Fidelity Management & Research Company ("Fidelity") and Tukman Capital Management, Inc. ("Tukman") continue to serve as subadvisers of the Fund, in addition to GSAM, Legg Mason and Westfield. There will be no increase in overall subadvisory fees associated with the appointment of Legg Mason, GSAM and Westfield as subadvisers to the Fund and there will, in fact, be a decrease in overall subadvisory fees.

           VIA'S RECOMMENDATION AND THE BOARD OF DIRECTORS' DECISION

     VIA recommended changes in subadvisers, and the allocation of assets among the current and proposed subadvisers, of the Fund in seeking to implement changes in the Growth Fund developed by VIA after a thorough review of the Fund's overall structure. Before approving VIA's recommendations, the Board, at the May Meeting, considered the recommendations of, and supporting analyses and data presented by, VIA.

     With respect to the Board's consideration of each Subadvisory Agreement, the Directors received information in advance of the May Meeting, which included: (1) the process by which VIA selected and recommended for Board approval Legg Mason, GSAM and Westfield as subadvisers of the Fund; (2) the nature and quality of the services that each of Legg Mason, GSAM and Westfield would provide to the Fund; (3) each proposed subadviser's reputation, investment management business, personnel and operations; (4) each proposed subadviser's brokerage and trading policies and practices; (5) the level of subadvisory fees to be charged the Fund by Legg Mason, GSAM and Westfield and a comparison of those fees to the fees: (a) charged by each of Legg Mason, GSAM and Westfield to other comparable accounts each manages, including registered investment companies or other pooled investment vehicles; and (b) charged by a group of active separate account investment managers utilizing a U.S. large-cap growth equity mandate; (6) Legg Mason's, GSAM's and Westfield's compliance programs;
(7) Legg Mason's and Westfield's historical performance returns utilizing a growth equity mandate and GSAM's historical performance returns utilizing a structured large cap growth mandate, and such performance compared to the Russell 1000 Growth Index; (8) the Fund's expected expense ratio compared to certain other registered investment companies similar in investment objective to the Fund; and (9) each proposed subadviser's financial condition.

     In determining whether to approve each Subadvisory Agreement, the Directors considered the information received in advance of the May Meeting, the presentations made by, and discussions held with, Legg Mason, GSAM, Westfield and VIA personnel, and the VP Funds' Chief Compliance Officer ("CCO"), at the May Meeting, as well as a variety of factors, and reached the following conclusions:

          (1) With respect to the nature, extent and quality of the services expected to be provided by Legg Mason, GSAM and Westfield under their respective Subadvisory Agreements, the Directors considered the specific investment process to be employed by each of Legg Mason, GSAM and Westfield in managing the assets of the Fund to be allocated to them; the qualifications of Legg Mason's, GSAM's and Westfield's respective investment management teams with regard to implementing a growth equity mandate in the case of Legg Mason and Westfield and with regard to implementing a structured large cap growth mandate in the case of GSAM; each proposed subadviser's overall favorable performance record as compared to the Russell 1000 Growth Index; each proposed subadviser's infrastructure and whether it appeared to adequately support the services for which each subadviser is proposed to be engaged; and VIA's review process and favorable assessment as to the nature, quality and extent of the subadvisory services expected to be provided by each of Legg Mason, GSAM and Westfield to the Fund. The Directors acknowledged that Legg Mason, GSAM and Westfield each has a successful performance record as a growth equity or structured large cap growth manager, as applicable, and each has an experienced portfolio management team, and appears to have adequate infrastructure and support staff to seek to achieve favorable results implementing, a growth equity mandate, in the case of Legg Mason and Westfield, and a structured large cap growth mandate in the case of GSAM, for the Fund. The Directors concluded that the nature, extent and quality of the subadvisory services expected to be provided by each of Legg Mason, GSAM and Westfield were appropriate for the Fund in light of its investment objective and, thus, supported a decision to approve each Subadvisory Agreement.

          (2) The Directors evaluated Legg Mason's and Westfield's historical investment performance record in managing their clients' assets utilizing a growth equity mandate, and GSAM's historical investment performance record in managing its clients' assets utilizing a structured large cap growth mandate, and considered each performance record versus a relevant benchmark, the Russell 1000 Growth Index. The Directors concluded that the historical investment performance record of each of Legg Mason, GSAM and Westfield supported approval of each Subadvisory Agreement with Legg Mason, GSAM and Westfield, respectively.

          (3) In evaluating each proposed subadvisory fee, the Directors reviewed Legg Mason's, GSAM's and Westfield's subadvisory fee schedules and breakpoints. In this regard, they considered that, based on the amount of assets proposed to be allocated to the existing and proposed subadvisers at current asset levels and with the proposed reduction in the subadvisory fee charged by Peregrine, a current subadviser of the Fund, there would be no increase in overall subadvisory fees associated with the appointment of Legg Mason, GSAM and Westfield as subadvisers to the Fund and there would, in fact, be a decrease in overall subadvisory fees. The Directors reviewed the information provided by Legg Mason regarding the estimated costs of the services to be provided and revenues to be realized from the subadvisers' relationship with the Fund; the Directors were informed that such information was not available with respect to GSAM and Westfield. Therefore, in order to assist the Directors in evaluating the proposed subadvisory fee for GSAM and Westfield, the Directors requested and considered information relating to the manner in which each such subadviser determines its subadvisory fee schedule. In reviewing the extent to which economies of scale may be realized by Legg Mason, GSAM and Westfield as the assets of the Fund to be managed by each subadviser grow, and whether the proposed fee levels reflect these economies, the Directors considered that each proposed subadviser's fee schedule includes breakpoints, which indicates that each proposed subadvisory fee is designed to capture certain anticipated economies of scale for the benefit of the Fund's shareholders in connection with the services to be provided, and concluded that the breakpoints in the proposed fee schedules are appropriate at this time.

          (4) The Directors also considered comparisons of the fees to be paid to Legg Mason, GSAM and Westfield by the Fund with the fees each subadviser charges to its other clients, including other registered investment companies for which it serves as a subadviser. According to the information provided, the proposed fee schedule for each of Legg Mason, GSAM and Westfield reflected the lowest fee rate currently charged by the subadviser to other registered investment companies for which the subadviser provides subadvisory services utilizing a similar mandate; and the services each subadviser is to provide to the Fund appeared to be comparable to those each subadviser provides to its other subadvisory clients. The Directors reviewed information provided by VIA (which was based on an independent third-party source) on the fees charged to accounts with assets comparable to the amount of assets to be allocated initially to Legg Mason, GSAM and Westfield by a group of separate account investment managers that employ an active U.S. large-cap growth mandate. According to the information provided, the effective fee rate to be paid by the Fund to Legg Mason would be below the median fee charged by such managers; and the effective fee rate to be paid by the Fund to GSAM and Westfield would each be below the median fee charged by such managers and in the first quartile (lowest fee quartile) of all active U.S. large-cap growth managers. The Directors also referred to information on the total investment management fees paid by a selected group of registered investment companies provided by an independent third party in connection with their most recent annual evaluation of the investment advisory and subadvisory agreements for the Fund. The Directors also considered information provided by VIA on the total expense ratios of a group of registered investment companies similar in investment objective to the Fund and with assets greater than $300 million, which showed that, if Legg Mason, GSAM and Westfield each served as a subadviser to the Fund at the proposed fee rates, the Fund's expected total overall expense ratio would be below the median and average expense ratios of such funds. The foregoing comparisons assisted the Directors in considering each Subadvisory Agreement by providing them with a basis for determining the reasonableness of Legg Mason's, GSAM's and Westfield's fees, including in light of the Fund's overall investment management fees and expense ratio, on a relative basis. Based on this information, the Directors concluded that Legg Mason's, GSAM's and Westfield's subadvisory fees each appeared to be within a reasonable range for the services to be provided.

          (5) The Directors considered VIA's conclusion that the addition of Legg Mason, GSAM and Westfield as subadvisers to the Fund would add value by complementing the investment approach of the Fund's current investment subadvisers, Peregrine, Fidelity and Tukman. In this regard, the Directors considered that the addition of Legg Mason, GSAM and Westfield as subadvisers should serve to increase portfolio diversification and help to reduce the volatility and overall investment risks of the Fund's portfolio while increasing its potential for positive returns. The Directors concluded that these investment considerations supported approval of each Subadvisory Agreement.

          (6) The Directors considered the selection and due diligence process employed by VIA in deciding to recommend Legg Mason, GSAM and Westfield as investment subadvisers of the Fund and also considered VIA's conclusion that the fees to be paid to each of Legg Mason, GSAM and Westfield for their respective services to the Fund are reasonable and appropriate in light of the nature, extent and quality of services to be provided by each subadviser and the reasons supporting that conclusion. The Directors concluded that VIA's recommendations and conclusions supported approval of each Subadvisory Agreement.

          (7) The Directors also considered the potential benefits that may accrue to Legg Mason, Westfield and GSAM or their affiliates due to each subadviser's relationship to the Fund, such as the use of soft dollars by Legg Mason and Westfield and the possible execution of portfolio transactions by broker-dealers affiliated with these subadvisers. Noting that all subadvisers are required to select brokers who meet the Fund's requirements for best execution, the Directors concluded that the potential benefits accruing to each subadviser and its affiliates are reasonable.

     After full consideration of the foregoing factors, with no single factor identified as being of paramount importance, the Directors, including a majority of the Independent Directors, concluded that the initial approval of each Subadvisory Agreement is in the best interests of the Fund and its shareholders, and approved the Subadvisory Agreement with, and the fee to be paid to, each of Legg Mason, GSAM and Westfield.

     At the May Meeting, the Board, including a majority of the Independent Directors, also approved a revised fee schedule to the existing Investment Subadvisory Agreement with Peregrine, which was last renewed by the Board on December 9, 2004. The revised fee schedule provides for a reduction in the subadvisory fee rate payable by the Fund to Peregrine, effective May 23, 2005. The new subadvisory fee based, on the value of the Fund's assets under management of Peregrine, is an annual rate of:

                  0.36% up to the first $700 million in assets
                       0.20% for assets over $700 million

                           THE SUBADVISORY AGREEMENTS

     Each Subadvisory Agreement has terms substantially similar to the agreements with other subadvisers to the VP Funds, except for the rates of the fees payable by the Fund to each of GSAM, Legg Mason and Westfield. Each of GSAM, Legg Mason and Westfield will make all investment decisions for the portion of the Fund's assets allocated to it, and will continuously review, supervise and administer the Fund's investment program with respect to those assets. GSAM, Legg Mason and Westfield are not affiliated with VIA. Each of GSAM, Legg Mason and Westfield discharges its responsibilities subject to the supervision of VIA and the Board of Directors, and has agreed to do so in a manner consistent with the Fund's investment objective, policies and limitations. Each Subadvisory Agreement, dated May 23, 2005, has an initial term of two years, until May 23, 2007. Thereafter, continuance of each Subadvisory Agreement requires the annual approval of the VP Funds' Board, including a majority of the Independent Directors.

     The subadvisory fees, based on the value of the Fund's assets under management of each of GSAM, Legg Mason and Westfield, are an annual rate of:

                                      GSAM
                   0.30% for the first $50 million in assets
                   0.23% for the next $100 million in assets
                       0.20% for assets over $150 million

                                   LEGG MASON
                   0.40% for the first $200 million in assets
                       0.38% for assets over $200 million

                                   WESTFIELD
                   0.35% for the first $300 million in assets
                       0.30% for assets over $300 million

                              THE NEW SUBADVISERS

     GSAM has been registered with the SEC as an investment adviser since 1981 and has its principal place of business at 32 Old Slip, 32nd Floor, New York, New York 10005. GSAM is a Delaware limited partnership. The Goldman Sachs Group, Inc. is the general partner and Goldman Sachs Global Holdings, LLC is the limited partner. The Goldman Sachs Group, Inc. is a Delaware corporation and has its principal place of business at 85 Broad Street, New York, New York 10004.

     Legg Mason has been registered with the SEC as an investment adviser since 1982 and has its principal place of business at 100 Light Street, Baltimore, Maryland 21202. Legg Mason is a wholly owned subsidiary of Legg Mason, Inc. whose principal place of business is also 100 Light Street, Baltimore, Maryland 21202.

     Westfield has been registered with the SEC as an investment adviser since July 1, 1989 and has its principal place of business at One Financial Center, Boston, Massachusetts 02111. Westfield is wholly-owned by Boston Private Financial Holdings, Inc., a publicly-traded, wealth management company located at Ten Post Office Square Boston, MA 02109.

     The principal executive officers and directors of each of GSAM, Legg Mason and Westfield are listed on Exhibit A.

     GSAM, Legg Mason and Westfield do not currently serve as investment subadvisers for any other series of the VP Funds. Other registered investment companies with investment objectives similar to those of the Fund and for which GSAM, Legg Mason or Westfield serve as investment adviser or subadviser are listed on Exhibit B.

      THE INVESTMENT ADVISER AND THE MASTER INVESTMENT ADVISORY AGREEMENT

     VIA, 777 North Capitol Street, NE, Washington, D.C. 20002, is a wholly owned subsidiary of, and controlled by ICMA Retirement Corporation ("ICMA-RC"), a retirement plan administrator and investment adviser whose principal investment advisory client is The VantageTrust Company. ICMA-RC was established as a not-for-profit organization in 1972 to assist state and local governments and their agencies and instrumentalities in the establishment and maintenance of deferred compensation and qualified retirement plans for the employees of such public sector entities. These plans are established and maintained in accordance with Sections 457 and 401, respectively, of the Internal Revenue Code of 1986, as amended. ICMA-RC has been registered as an investment adviser with the SEC since 1983.

     VIA is a Delaware limited liability company and is registered as an investment adviser with the SEC.

     Joan McCallen serves as President and Chief Executive Officer of ICMA-RC, President of VIA and President and Principal Executive Officer of the VP Funds. Paul Gallagher serves as Senior Vice President, Secretary and General Counsel of ICMA-RC, Secretary of VIA and Secretary of the VP Funds. Gerald Maus serves as Treasurer of the VP Funds, Senior Vice President and Chief Financial Officer of ICMA-RC and Treasurer of VIA.

     VIA provides investment advisory services to each of the VP Funds, including the Fund, under Master Investment Advisory Agreements (the "Advisory Agreements") dated January 3, 2005 and March 1, 1999, as amended on December 1, 2000. VIA's advisory services include fund design, establishment of fund investment objectives and strategies, selection and management of subadvisers, performance monitoring, and supervising and directing each fund's investments. Additionally, VIA furnishes periodic reports to the Board regarding the investment strategy and performance of each VP Fund.

     Pursuant to the Advisory Agreements, the VP Funds compensate VIA for these services by paying VIA an annual advisory fee assessed against average daily net assets under management in each fund.

                             SUBADVISORY FEES PAID

     Brown, Peregrine, Fidelity and Tukman earned $1,939,657, $2,483,266, $4,663,414, and $3,502,910, respectively in fees for services provided to the Fund for the year ended December 31, 2004. Had GSAM, Legg Mason and Westfield also served as investment subadvisers of the Fund for the year ended December 31, 2004 for their respective portion of the Fund as determined in May 2005, each would have earned approximately $806,064, $1,695,425, and $1,481,915, respectively in fees for services provided to the Fund.

                         PAYMENTS TO AFFILIATED BROKERS

     For the year ended December 31, 2004, the Fund paid $124,800, in the aggregate, to National Financial Services LLC, a broker-dealer affiliate of Fidelity, which represents 3.14% of all commissions paid by the Fund for the year ended December 31, 2004.

                         RECORD OF BENEFICIAL OWNERSHIP

     As of July 28, 2005, the Fund had 340,005,957 shares outstanding. A majority of the voting shares of the Fund are held, either directly, or indirectly through the Model Portfolio Funds and the Milestone Funds, by the VantageTrust, a group trust sponsored and maintained by The VantageTrust Company ("Trust Company"). The VantageTrust, 777 North Capitol Street, NE, Washington, D.C. 20002, was established for the purpose of holding and investing the assets of public sector retirement and deferred compensation plans. The Trust Company, a New Hampshire non-depository banking corporation, has the power to vote the shares of the Funds directly held by the VantageTrust and has the power to direct the vote of the shares of the Model Portfolio Funds and the Milestone Funds under the proxy voting policy adopted by VIA. The Trust Company therefore holds with the power to vote more than 25% of the VP Funds' voting securities and thus under the 1940 Act is considered to "control" the VP Funds. In addition, the Trust Company holds with the power to vote more than 25% of the voting securities of the Fund (see percentages below) and thus under the 1940 Act is considered to "control" the Fund. As a control person of the VP Funds and the Fund, the Trust Company may possess the ability to control the outcome of matters submitted to the vote of shareholders. Both the Trust Company and VIA are wholly-owned subsidiaries of ICMA-RC.

     As of July 28, 2005, the VantageTrust held, directly or indirectly, 334,153,989 shares of the Fund or 98.28%. As of July 28, 2005, the directors and officers of the VP Funds owned less than 1% of the Fund's outstanding shares.

                              GENERAL INFORMATION

DISTRIBUTOR

     ICMA-RC Services, LLC ("RC Services"), 777 North Capitol Street, NE, Suite 600, Washington, D.C. 20002, serves as the distributor of the VP Funds' shares pursuant to a Distribution Agreement. RC Services is a wholly-owned subsidiary of ICMA-RC and an affiliate of VIA. Joan McCallen serves as President of RC Services. The VP Funds did not pay any commissions to RC Services during the fiscal year ended December 31, 2004.

TRANSFER AGENT AND ADMINISTRATOR

     Vantagepoint Transfer Agents, LLC ("VTA"), 777 North Capitol Street, NE, Suite 600, Washington, D.C. 20002, is the designated transfer agent of the VP Funds' shares and pursuant to a Transfer Agency and Administrative Services Agreement, also provides certain transfer agency and administrative shareholder support services for the VP Funds related to the retirement plans investing in the VP Funds. VTA is a wholly-owned subsidiary of ICMA-RC and an affiliate of VIA. Joan McCallen serves as President of VTA. VTA receives fees from the Fund for the services it provides.

     The VP Funds have also entered into an Administration Agreement with Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, Boston, MA 02116, wherein IBT performs certain financial reporting, tax filing and portfolio compliance functions.

                                  HOUSEHOLDING

     Only one copy of this Information Statement may be mailed to households, even if more than one person in a household is a Fund shareholder of record; unless the VP Funds has received instructions to the contrary. If you need additional copies of this Information Statement, please contact the VP Funds toll free at 1-800-669-7400 or in writing at 777 North Capitol Street, NE, Suite 600, Washington, D.C. 20002. If you do not want the mailing of an Information Statement to be combined with those for other members of your household in the future, or if you are receiving multiple copies and would rather receive just one copy for the household, contact the VP Funds in writing at 777 North Capitol Street, NE, Suite 600, Washington, D.C. 20002 or toll free at 1-800-669-7400.

                             FINANCIAL INFORMATION

     Shareholders can obtain a copy of the VP Funds' most recent Annual Report and any Semi-Annual Report following the Annual Report, without charge, by writing the VP Funds at 777 North Capitol Street, NE, Suite 600, Washington, D.C. 20002 or by calling the VP Funds toll free at 1-800-669-7400.

                                   EXHIBIT A

     The principal executive officers and directors of GSAM(1):

NAME                                                      PRINCIPAL OCCUPATION
----                                                      --------------------
Peter Kraus...............................  Co-Head of the Investment Management Division
Eric Schwartz.............................  Co-Head of the Investment Management Division
Jonathan Beinner..........................  Chief Investment Officer -- Co-Head of Global
                                            Fixed Income and Money Markets
Tom Kenny.................................  Co-Head Global Fixed Income and Money Markets
Robert Litterman..........................  Director of Quantitative Resources Group
George Walker.............................  Head of Alternative Investment Strategies
Kaysie Uniacke............................  Head of U.S. Distribution
Suzanne Donohoe...........................  Head of European Distribution; Co-Head of Europe
Stephen Fitzgerald........................  Head of IMD Asia; Director (part-time) of GSAM
                                            Co., Ltd.
Ted Sotir.................................  Co-Head of Europe; Global Chief Administrative
                                            Officer

     The principal executive officers and directors of Legg Mason(2):

NAME                                                      PRINCIPAL OCCUPATION
----                                                      --------------------
Andrew Bowden.............................  Senior Vice President, COO and General Counsel
James Daly................................  Senior Vice President
Mary Chris Gay............................  Senior Vice President
Robert Hagstrom...........................  Senior Vice President
Elizabeth Hughes..........................  Senior Vice President
Kyle Legg.................................  President & Director
Jay Leopold...............................  Senior Vice President
William Miller............................  CEO & Director
Jennifer Williams Murphy..................  Senior Vice President, CFO & Director
Michael Mauboussin........................  Senior Vice President
Ira Malis.................................  Senior Vice President
David Nelson..............................  Senior Vice President
Neil O'Callaghan..........................  Chief Compliance Officer
Sam Peters................................  Senior Vice President
Peter Bain................................  Director
Mark Fetting..............................  Director
Raymond Mason.............................  Director
Timothy Scheve............................  Director
William Miller............................  CEO & Director

---------------

(1) The address of each person is c/o GSAM, 32 Old Slip, 32nd Floor, New York, New York 10005.

(2) The address of each person is c/o Legg Mason, 100 Light Street, Baltimore, Maryland 21202.

     The principal executive officers and directors of Westfield(3):

NAME                                                      PRINCIPAL OCCUPATION
----                                                      --------------------
Arthur J. Bauernfeind.....................  Director, Chairman & Chief Executive Officer at
                                            Westfield
William A. Muggia.........................  Director, President & Chief Investment Officer
                                            at Westfield
Karen A. DiGravio.........................  Director, Chief Financial Officer, Chief
                                            Compliance Officer, & Executive Vice President
                                            at Westfield
C. Michael Hazard.........................  Director, Chairman & Chief Executive Officer at
                                            SM Capital Management
Timothy L. Vaill..........................  Director, Chairman & Chief Executive Officer at
                                            Boston Private Financial Holdings
Arthur J. Bauernfeind.....................  Director, Chairman & Chief Executive Officer at
                                            Westfield

---------------

(3) The address of each person is c/o Westfield, One Financial Center, Boston, Massachusetts 02111.

                                   EXHIBIT B

GSAM

     Other registered investment companies for which GSAM serves as investment adviser/subadviser and that have investment objectives similar to those of the
Fund:

-----------------------------------------------------------------------------------------------
                                          ASSETS UNDER
                                        MANAGEMENT AS OF
                                         JUNE 30, 2005
NAME                                         IN $MM                RATE OF COMPENSATION
-----------------------------------------------------------------------------------------------
  The Charles Schwab Trust Company         $165.1mm                32bps on first $100mm
                                                                   30bps on next $400mm
                                                                   25bps on next $500mm
                                                                     20bps thereafter
-----------------------------------------------------------------------------------------------
  Prudential Investments                   $249.3mm                30bps on first $50mm
                                                                   28bps on next $150mm
                                                                     25bps thereafter
-----------------------------------------------------------------------------------------------

LEGG MASON

     Other registered investment companies for which Legg Mason serves as investment adviser/subadviser and that have investment objectives similar to those of the Fund:

-----------------------------------------------------------------------------------------------
                                          ASSETS UNDER
                                        MANAGEMENT AS OF
                                         JUNE 30, 2005
NAME                                         IN $MM                RATE OF COMPENSATION
-----------------------------------------------------------------------------------------------
  Legg Mason Growth Trust                  5$69.1           0.70% on the first $2 billion under
                                                                        management
                                                            0.65% on additional assets over $2
                                                                         billion.
-----------------------------------------------------------------------------------------------
  AXA Premier VIP Trust                    6$15.1           0.40% on the first $200 million in
                                                            assets 0.38% on additional amounts
                                                                    over $200 million.
-----------------------------------------------------------------------------------------------
  USAZ Legg Mason Growth Fund              5$2.1              0.55% on the first $100 million
                                                                     under management
                                                            0.45% on assets over $100 million.
-----------------------------------------------------------------------------------------------

WESTFIELD

     Other registered investment companies for which Westfield serves as investment adviser/subadviser and that have investment objectives similar to those of the Fund:

-----------------------------------------------------------------------------------------------
                                          ASSETS UNDER
                                        MANAGEMENT AS OF
                                         JUNE 30, 2005
NAME                                         IN $MM                RATE OF COMPENSATION
-----------------------------------------------------------------------------------------------
  CGCM Large Cap Growth Fund               6$12.0           0.35% for the first $300 million in
                                                                          assets
                                                            0.30% for assets over $300 million
-----------------------------------------------------------------------------------------------